                                                                   Exhibit 10.1

                                SECOND AMENDMENT
                     TO AMENDED AND RESTATED LOAN AGREEMENT


                      THIS SECOND AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT, made as of this 28th day of May, 1997 (the "Amendment"), by and among WESTERN WIRELESS CORPORATION, a Washington corporation (the "Borrower"), the financial institutions whose names appear as Lenders on the signature pages thereto (collectively, the "Lenders"), The Toronto-Dominion Bank, Barclays Bank plc and Morgan Guaranty Trust Company of New York, as managing agents (collectively, the "Managing Agents"), The Chase Manhattan Bank, formerly known as Chemical Bank, CIBC Inc., Fleet National Bank, Internationale Nederlanden (U.S.) Capital Corporation, PNC Bank, National Association and Societe Generale, as agents (collectively, the "Agents"), Union Bank of California, N.A., CoreStates Bank, N.A., Bank of Hawaii and Credit Lyonnais New York Branch, as co-agents (collectively, the "Co-Agents"), BZW, as documentation agent (the "Documentation Agent"), J.P. Morgan Securities Inc., as syndication agent (the "Syndication Agent") and Toronto Dominion (Texas), Inc., as administrative agent (the "Administrative Agent"),

                              W I T N E S S E T H:

                      WHEREAS, the Borrower, the Lenders, the Managing
Agents, the Agents, the Co-Agents, the Documentation Agent, the Syndication Agent and the Administrative Agent are parties to that certain Amended and Restated Loan Agreement dated as of May 6, 1996, as modified and amended by that certain First Amendment to Amended and Restated Loan Agreement dated as of March 27, 1997 (the "Loan Agreement"); and

                     WHEREAS, the Borrower has requested the
Administrative Agent, the Managing Agents, the Agents, the Co-Agents, the Documentation Agent, the Syndication Agent and the Lenders to agree to amend the Loan Agreement as more fully set forth herein;

                      NOW, THEREFORE, for and in consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is acknowledged, the parties agree that all capitalized terms used herein shall have the meanings ascribed thereto in the Loan Agreement except as otherwise defined or limited herein, and further agree as follows:

                      1. Amendment to Section 2.3. Section 2.3(g) of the Loan Agreement is hereby modified and amended by adding the following clause
(iii) immediately following clause (ii) thereof:

              "(iii) For the period from and including May 28, 1997, to but not including the second Business Day following the date on which the Borrower shall submit quarterly financial statements for the fiscal quarter ended September 30, 1997 (at which time this subsection shall have no further effect), as required under
              Section 6.1 of this Agreement, the Applicable Margin with respect to Advances under the Revolving Loan Commitment shall be (x) 1.50%, with respect to Base Rate Advances, (y) 2.50%, with respect to Eurodollar Advances and (z) 2.75%, with respect to CD Rate Advances."

                      2. Amendment to Section 6.1. Section 6.1 of the Loan Agreement is hereby modified and amended by inserting the following sentence immediately following the last sentence thereof:

              "In addition to the foregoing, during the period from and including April 1, 1997, to but not including the date on which the Borrower shall submit quarterly financial statements for the fiscal quarter ended September 30, 1997, as required above, the Borrower shall furnish or cause to be furnished to each Lender and the Administrative Agent, within forty-five (45) days after the last day of each calendar month (commencing June 14, 1997, with respect to the month ended April 30, 1997), income statements of the Borrower as at the end of such month and as at the end of the immediately preceding three-month period, together with an Interim Performance Certificate, substantially in the form of Exhibit E-2 attached hereto."

                      3. Amendment to Section 7.10. Section 7.10 of the Loan Agreement is hereby modified and amended by inserting the following sentence immediately after the table contained therein:

              "Notwithstanding anything to the contrary contained herein, for any calculation date during the period from and including the date on which the Borrower shall submit monthly income statements, together with an Interim Performance Certificate, for the three-month period ended April 30, 1997 to but not including the date on which the Borrower shall submit quarterly financial statements for the fiscal quarter ended September 30, 1997 (at which time this sentence shall have no further effect), each as required under Section 6.1 of this Agreement, (a) "Adjusted Annualized Operating Cash Flow" shall mean (but only for purposes of measuring the Borrower's compliance with the Leverage Ratio (Total Debt) measured by this Section 7.10), (A) the product of
              (y) for any consecutive three-month period, for the Borrower and its Consolidated Subsidiaries on a consolidated basis, Net Income for such three-month period (after eliminating any extraordinary gains and losses, including gains and losses from the sale of assets, and minority interests, and equity in earnings (losses) of non-consolidated entities), plus, to the extent deducted or accrued in determining such Net Income, the sum of each of the following for such three-month period: (i) depreciation, amortization, and other non-cash charges, (ii) income tax expense and (iii) interest expense, multiplied by (z) four (4) adjusted by
              (B) the Marketing Expense Adjustment, and (b) "Marketing Expense Adjustment" shall mean (but only for purposes of measuring the Borrower's compliance with the Leverage Ratio (Total Debt) measured by this Section 7.10) the product (whether a positive or a negative number) of (A) the remainder of (i) Marketing Expenses for the immediately preceding three-month period, minus (ii) the amount of Marketing Expenses for the immediately preceding twelve-month period divided by four (4), such remainder to then be multiplied by (B) four (4)."

                      4. Interim Performance Certificate. The Loan Agreement is hereby modified and amended by incorporating therein Exhibit E-2, Form of Interim Performance Certificate, attached hereto, and is further modified and amended by inserting the following language immediately prior to first sentence of paragraph 2 of Exhibit E, Form of Performance Certificate:

              "[Omitted during the period from and including May 28, 1997, to but not including the date on which the Borrower shall submit quarterly financial statements for the fiscal quarter ended September 30, 1997, as required under Section 6.1 of the Loan Agreement.]"

                      5. No Other Amendment or Waiver. Except for the amendments set forth above, the text of the Loan Agreement and all other Loan Documents shall remain unchanged and in full force and effect.

                   6. Representations and Warranties. The Borrower hereby represents and warrants in favor of the Administrative Agent on behalf of the Managing Agents, the Agents, the Co-Agents, the Documentation Agent, the Syndication Agent and the Lenders as follows:

                      (i)      Each representation and warranty set forth in
Article 4 of the Loan Agreement is hereby restated and affirmed as true and correct as of the date hereof;

                      (ii) The Borrower has the corporate power and authority (i) to enter into this Amendment and (ii) to do all acts and things as are required or contemplated hereunder to be done, observed and performed by it;

                      (iii) This Amendment has been duly authorized, validly executed and delivered by one or more Authorized Signatories, and the Loan Agreement, as amended by this Amendment, constitutes the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms; and

                      (iv) The execution and delivery of this Amendment and performance by the Borrower of its Obligations under the Loan Agreement, as amended hereby, do not and will not require the consent or approval of any regulatory authority or governmental authority or agency having jurisdiction over the Borrower which has not already been obtained and are not and will not be in contravention of or in conflict with the Certificate of Incorporation or By-Laws of the Borrower or the provision of any Applicable Law or any material indenture, agreement or other instrument, to which the Borrower or any Subsidiary is party or by which their respective assets or properties are bound or affected.

                      7. Conditions Precedent to Effectiveness of Amendment. The effectiveness of this Amendment is subject to the prior fulfillment of each of the following conditions:

                      (i) the truth and accuracy of the representations and warranties contained in Section 6 hereof;

                      (ii) the receipt by the Administrative Agent of duly executed counterparts of this Amendment signed by each of the Borrower, the Managing Agents, the Agents, the Co- Agents, the Syndication Agent, the Documentation Agent, the Lenders and the Administrative Agent; and

                      (iii) the receipt by the Administrative Agent, the Managing Agents, the Agents, the Co-Agents, the Syndication Agent, the Documentation Agent and the Lenders of any other documents which any of them may reasonably request, certified by an appropriate governmental official or officer of the Borrower if so requested.

                      8. Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which, taken together, shall constitute one and the same agreement.

                      9.       Law of Contract.  THIS AMENDMENT SHALL BE
DEEMED TO BE MADE PURSUANT TO THE INTERNAL LAWS OF THE STATE OF NEW YORK WITH RESPECT TO AGREEMENTS MADE AND TO BE PERFORMED WHOLLY IN THE STATE OF NEW YORK, AND SHALL BE CONSTRUED, INTERPRETED, PERFORMED AND ENFORCED IN ACCORDANCE THEREWITH.

                      10. Effective Date. Upon satisfaction of the conditions precedent referred to in Section 7 above, this Amendment shall be effective as of the date first set forth above.

                      11. Loan Document. This Amendment shall be deemed to be a Loan Document for all purposes.





                  [Remainder of page intentionally left blank]

              IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized officers or representatives to execute, deliver and seal this Amendment as of the day and year first above written.


BORROWER:                               WESTERN WIRELESS CORPORATION, a
                                        Delaware corporation


                                         By: /s/ DONALD GUTHRIE
                                             ----------------------------------
                                         Title: Chief Financial Officer
                                                -------------------------------
                                         Attest: /s/ ALAN R. BENDER
                                                 ------------------------------
                                         Title: Senior Vice President
                                                -------------------------------


ADMINISTRATIVE AGENT:                    TORONTO DOMINION (TEXAS), INC.


                                         By: /s/ WARREN FINLAY
                                             ----------------------------------
                                         Title: Vice President
                                                -------------------------------


DOCUMENTATION AGENT:                     BZW


                                         By: /s/ JAMES K. DOWNEY
                                             ----------------------------------
                                         Title: Associate Director
                                                -------------------------------


SYNDICATION AGENT:                       J.P. MORGAN SECURITIES INC.


                                         By: /s/ STEPHEN J. KENNEALLY
                                             ----------------------------------
                                         Title: Vice President
                                                -------------------------------

MANAGING AGENTS:                         THE TORONTO-DOMINION BANK


                                         By: /s/ WARREN FINLAY
                                             ----------------------------------
                                         Title: Vice President
                                                -------------------------------

                                         BARCLAYS BANK PLC


                                         By: /s/ JAMES K. DOWNEY
                                             ----------------------------------
                                         Title: Associate Director
                                                -------------------------------


                       [Signatures continued on next page]

                                         MORGAN GUARANTY TRUST COMPANY
                                         OF NEW YORK


                                         By: /s/ GEORGE J. STAPLETON
                                             ----------------------------------
                                         Title: Vice President
                                                -------------------------------



AGENTS:                                  THE CHASE MANHATTAN BANK formerly
                                         known as Chemical Bank


                                         By: /s/ JOHN J. HUBER
                                             ----------------------------------
                                         Title: Managing Director
                                                -------------------------------

                                         CIBC INC.


                                         By: CYNTHIA MCCAHILL
                                             ----------------------------------
                                         Title: Director
                                                -------------------------------

                                         FLEET NATIONAL BANK


                                         By: /s/ JEFFREY R. GREENE
                                             ----------------------------------
                                         Title: Vice President
                                                -------------------------------


                                         By: /s/ CYNTHIA TERWILLIGER
                                             ----------------------------------
                                         Title: Assistant Vice President
                                                -------------------------------


                                         INTERNATIONALE NEDERLANDEN (U.S.)
                                         CAPITAL CORPORATION


                                         By: /s/ LORING GUESSOS
                                             ----------------------------------
                                         Title: Senior Vice President
                                                -------------------------------


                                         PNC BANK, NATIONAL ASSOCIATION


                                         By: /s/ THOMAS A. COATES
                                             ----------------------------------
                                         Title: Vice President
                                               --------------------------------

                       [Signatures continued on next page]

                                         SOCIETE GENERALE


                                         By: /s/ JOHN SADIK-KHAN
                                            -----------------------------------
                                         Title:  Vice President
                                               --------------------------------


CO-AGENTS:                               UNION BANK OF CALIFORNIA, N.A.


                                         By:    /s/ J. KEVIN SAMPSON
                                            -----------------------------------
                                         Title:  Vice President
                                               --------------------------------


                                         CORESTATES BANK, N.A.


                                         By:  /s/ ANTHONY B. PARISI
                                            -----------------------------------
                                         Title:  Vice President
                                               --------------------------------


                                         BANK OF HAWAII


                                         By:  /s/ J. BRYAN SCEARCE
                                            -----------------------------------
                                         Title:   Vice President
                                               --------------------------------

                                         CREDIT LYONNAIS NEW YORK BRANCH


                                         By:    /s/  MARK D. THORSHEIM
                                            -----------------------------------
                                         Title:  Vice President
                                               --------------------------------

LENDERS:                                 TORONTO DOMINION (TEXAS), INC.


                                         By:   /s/ WARREN FINLAY
                                            -----------------------------------
                                         Title:   Vice President
                                               --------------------------------






                                    [Signatures continued on next page]

                                         BARCLAYS BANK PLC


                                         By:  /s/ JAMES K. DOWNEY
                                            -----------------------------------
                                         Title:  Associate Director
                                               --------------------------------

                                         MORGAN GUARANTY TRUST COMPANY
                                         OF NEW YORK


                                         By:   /s/ GEORGE J. STAPLETON
                                            -----------------------------------
                                         Title:   Vice President
                                               --------------------------------


                                         THE CHASE MANHATTAN BANK formerly
                                         known as Chemical Bank


                                         By:   /s/ JOHN J. HUBER
                                            -----------------------------------
                                         Title:   Managing Director
                                               --------------------------------


                                         CIBC INC.


                                         By:  /s/ CYNTHIA McCAHILL
                                            -----------------------------------
                                         Title:   Director
                                               --------------------------------



                                         FLEET NATIONAL BANK


                                         By:   /s/ JEFFREY R. GREENE
                                            -----------------------------------
                                         Title:  Vice President
                                               --------------------------------


                                         By:  /s/ CYNTHIA TERWILLIGER
                                            -----------------------------------
                                         Title:   Assistant Vice President
                                               --------------------------------


                                         INTERNATIONALE NEDERLANDEN (U.S.)
                                         CAPITAL CORPORATION


                                         By:      /s/ LORING GUESSOS
                                            -----------------------------------
                                         Title:   Senior Vice President
                                               --------------------------------

                                    [Signatures continued on next page]

                                         PNC BANK, NATIONAL ASSOCIATION


                                         By: /s/ THOMAS A. COATES
                                             ----------------------------------
                                         Title: Vice President
                                                -------------------------------


                                         SOCIETE GENERALE


                                         By: /s/ JOHN SADIK-KHAN
                                             ----------------------------------
                                         Title: Vice President
                                                -------------------------------


                                         BANK OF HAWAII


                                         By: /s/ BRYAN SEARCE
                                             ----------------------------------
                                         Title: Vice President
                                                -------------------------------


                                         CORESTATES BANK, N.A.


                                         By: /s/ ANTHONY B. PARISI
                                             ----------------------------------
                                         Title: Vice President
                                                -------------------------------


                                         CREDIT LYONNAIS NEW YORK BRANCH


                                         By: /s/ MARK D. THORSHEIM
                                             ----------------------------------
                                        Title: Vice President
                                                -------------------------------

                                         BANK OF AMERICA NATIONAL TRUST AND
                                         SAVINGS ASSOCIATION d/b/a Seafirst


                                         By: /s/ BARBARA W. TRIMBLE
                                             ----------------------------------
                                         Title: Vice President
                                                -------------------------------

                                    [Signatures continued on next page]

                                         UNION BANK OF CALIFORNIA, N.A.


                                         By: /s/ J. KEVIN SAMPSON
                                             ----------------------------------
                                         Title: Vice President
                                                -------------------------------


                                         THE LONG-TERM CREDIT BANK OF
                                         JAPAN, LTD., LOS ANGELES
                                         AGENCY


                                         By: /s/ T. MORGAN EDWARDS, II
                                             ----------------------------------
                                         Title: Deputy General Manager
                                                -------------------------------

                                         ABN AMRO BANK N.V., SEATTLE BRANCH
                                         BY:      ABN AMRO North America, Inc.,
                                                  as Agent


                                         By: /s/ LEE-LEE MIAO
                                             ----------------------------------
                                         Title: Vice President
                                                -------------------------------

                                         By: /s/ PAUL S. FAUST
                                             ----------------------------------
                                         Title: Vice President
                                                -------------------------------

                                         BANK OF MONTREAL, CHICAGO BRANCH


                                         By: /s/ TOM CALDER
                                             ----------------------------------
                                         Title: Director
                                                -------------------------------

                                         NATIONSBANK OF TEXAS, N.A.


                                         By: /s/ DOUGLAS A. STUART
                                             ----------------------------------
                                         Title: Senior Vice President
                                                -------------------------------

                                         THE ROYAL BANK OF SCOTLAND plc


                                         By: /s/ KAREN L. STEFANCIC
                                             ----------------------------------
                                         Title: Vice President
                                                -------------------------------


                       [Signatures continued on next page]

                                         STATE STREET BANK AND TRUST COMPANY


                                         By: /s/ JAMES C. GREGG
                                             ----------------------------------
                                         Title: Vice President
                                                -------------------------------

                                         THE SUMITOMO TRUST & BANKING CO.,
                                         LTD., NEW YORK BRANCH


                                         By: /s/ SURAJ P. BHATIA
                                             ----------------------------------
                                         Title: Senior Vice President
                                                -------------------------------

                                         FIRST UNION NATIONAL BANK OF NORTH
                                         CAROLINA


                                         By: /s/ JIM REDMAN
                                             ----------------------------------
                                         Title: Senior Vice President
                                                -------------------------------

                                         MERITA BANK LTD


                                         By: /S/ CHARLES LANSDOWN
                                             ----------------------------------
                                         TITLE: VICE PRESIDENT
                                                -------------------------------

                                         BY: /s/ ERIC I. MANN
                                             ----------------------------------
                                         Title: Vice President
                                                -------------------------------

                                         U.S. BANK OF WASHINGTON, N.A.


                                         By: /s/ GARY EGBERT
                                             ----------------------------------
                                         Title: Vice President
                                                -------------------------------

                                         BANK OF AMERICA NATIONAL TRUST AND
                                         SAVINGS ASSOCIATION


                                         By: /s/ RICHARD E. BRYSON
                                             ----------------------------------
                                         Title: Managing Director
                                                -------------------------------

                       [Signatures continued on next page]

                                         THE FUJI BANK LIMITED, LOS ANGELES
                                         AGENCY


                                         By:___________________________________
                                         Title:________________________________


                                         MERRILL LYNCH SENIOR FLOATING RATE
                                         FUND


                                         By: /s/ R. DOUGLAS HENDERSON
                                             ----------------------------------
                                         Title: Authorized Signatory
                                                -------------------------------


                                         SILICON VALLEY BANK


                                         By: /s/ GEIR B. HANSEN
                                             ----------------------------------
                                         Title: Assistant Vice President
                                                -------------------------------


                                         BANQUE NATIONALE DE PARIS


                                         By: /s/ JENNIFER Y. CHO
                                             ----------------------------------
                                         Title: Vice President
                                                -------------------------------


                                         By: /s/ STEPHANE RONZE
                                             ----------------------------------
                                         Title: Assistant Vice President
                                                -------------------------------


                                         VAN KAMPEN AMERICAN CAPITAL PRIME
                                         RATE INCOME TRUST


                                         By: /s/ JEFFREY W. MAILLET
                                             ----------------------------------
                                         Title: Senior Vice President
                                                -------------------------------
                                                and Director
                                                -------------------------------

                       [Signatures continued on next page]

                                         SKANDINAVISKA ENSKILDA BANKEN
                                         CORPORATION


                                         By: /s/ ALAN M. PALMER
                                             ----------------------------------
                                         Title: Vice President
                                                -------------------------------


                                         By: /s/ PAUL ROBIN
                                             ----------------------------------
                                         Title: Assistant Vice President
                                                -------------------------------


                                         ML CBO IV (CAYMAN) LTD.

                                         By:      PROTECTIVE ASSET MANAGEMENT
                                                  L.L.C. AS COLLATERAL MANAGER


                                                   By: /s/ JAMES DONDERO
                                                       ------------------------
                                                   Title: President
                                                          ---------------------


                                         PRIME INCOME TRUST, INC.


                                         By:  /s/ RAFAEL SCOLARI
                                             -----------------------------------
                                         Title: Vice President Portfolio Manager
                                                --------------------------------


                                         BANQUE PARIBAS


                                         By: /s/ JOHN ACKER
                                             ----------------------------------
                                         Title: Group Vice President
                                                -------------------------------


                                         By: /s/ JEAN-YVES FILLION
                                             ----------------------------------
                                         Title: Vice President
                                                -------------------------------


                                         GOLDMAN SACHS CREDIT PARTNERS L.P.


                                         By: /s/ STEPHEN B. KING
                                             ----------------------------------
                                         Title: Authorized Signatory
                                                -------------------------------


                                         DRESDNER BANK AG, NEW YORK AND
                                         GRAND CAYMAN BRANCHES


                                         By: /s/ JANE A. MAJESKI
                                             ----------------------------------
                                         Title: Vice President
                                                -------------------------------


                                         By: /s/ WILLIAM E. LAMBERT
                                             ----------------------------------
                                         Title: Assistant Vice President
                                                -------------------------------


                       [Signatures continued on next page]

                                         MERRILL LYNCH PRIME RATE PORTFOLIO
                                         BY:      MERRILL LYNCH ASSET
                                                  MANAGEMENT, L.P., AS
                                                  INVESTMENT ADVISOR


                                         By:    /s/ J. DOUGLAS HENDERSON
                                            -----------------------------------
                                         Title:   Authorized Signatory
                                               --------------------------------